Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual Report of Cactus Ventures, Inc. a Nevada corporation (the “Company”), on Form 10-K/A for the period ending December 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Diane S. Button, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350), that to my knowledge:

(1) The amended Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Diane S. Button

Diane S. Button

Chief Executive Officer

Date: December 28, 2009